Acquisition	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
ACQUISITION
NOTE 3:-	ACQUISITION

a.	Digiflex:

On December 3, 2017 (“Transaction Date”), the Company consummated the acquisition of 100% of the shares of Digiflex and its two wholly-owned subsidiaries: Digiflex Inc. and Digiflex HK Limited in an all-stock transaction. Digiflex was incorporated in Israel in March 2008, it manufactures printing machines, which offers solutions for inkjet print-quality technologies. Digiflex develops a unique bi-component ink, which enables the use of ink-jet technology in various industrial procedures. Digiflex Inc. was incorporated in the United States and is engaged in sales and marketing of the Digiflex’s products. Digiflex HK Limited was incorporated in Hong-Kong was inactive since inception and materially dissolved during March 2019. The Company issued 6,560,471 ordinary shares and 198,788 stock options to Digiflex former shareholders and option holders. Upon closing, the Company was owned 25% by the pre closing Digiflex shareholders and option holders and 75% by the pre closing shareholders and option holders of Company on a fully diluted basis as defined in the agreement.

In addition, as part of the purchase agreement, Digiflex former shareholders’ also invested $200 thousand in Digiflex prior to the transaction to satisfy some of its liabilities.

The Company incurred acquisition related costs totaling $75,000 in cash and also granted 675,926 warrants to the Company’s consultants at an exercise price of NIS 0.01 ($0.002 based on the exchange rate of $1.00 / NIS 3.748 in effect as of December 31, 2018) per ordinary share, the fair value of the warrants amounted to $675,926 and were included as part of the acquisition related costs within the statement of operations. The issued 675,926 warrants are exercisable on a cashless basis under certain circumstances among other things and as a result were classified as liabilities accordance with ASC 480. As of December 31, 2018 and 2017, the fair value of the warrants amounted to $70,968 and $675,926, respectively

The main reason for the acquisition is to get the special technologies developed by Digiflex, a special cost efficient printer based on a commercial printing platform, very high accuracy (ten (10) inks in parallel printing) and special polymeric inks.

The Digiflex transaction is reflected in accordance with ASC Topic 805, “Business Combinations”, using the acquisition method of accounting. The total purchase price was allocated to Digiflex’s net tangible and intangible assets based on their estimated fair values as set forth below. The excess of the purchase price over the net tangible assets and intangible assets was recorded as goodwill. The goodwill is attributable primarily to the fact the technology has been developed and proven in the market, thereby hopefully reducing its risks. The related goodwill and intangible assets are not deductible for tax purposes.

The allocation of the purchase price to assets acquired and liabilities assumed is as follows:

Restricted cash	$15,380
Accounts receivable	90,825
Prepaid expenses and other current assets	195,580
Inventory	32,500
Property and equipment	116,884
Short-term bank loan	(80,829)
Trade payable	(486,407)
Employees and payroll accruals	(171,319)
Accrued expenses and other current liabilities	(502,251)
Intangible assets	4,330,311
Goodwill	3,187,417
Total purchase price	$6,728,091

b.	Intangible assets:

The fair value of the intangible assets was based on the market participant approach to valuation, performed by a reputable third-party valuation firm using estimates and assumptions provided by management. The following table sets forth the components of intangible assets associated with the Digiflex acquisition:

	Purchase price	Estimated useful life

Technology	$4,284,315	Ten (10) years
Backlog	45,996	One (1) year

Total amount allocated to intangible assets	$4,330,311